Rule 497(e)

Registration Nos. 333-210186 and 811-23147

FIRST TRUST EXCHANGE-TRADED FUND VIII
(the “Trust”)

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF
FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF
(each, a “Fund” and together, the “Funds”)

SUPPLEMENT TO EACH FUND’S PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION

MAY 6, 2020

This supplement supersedes and replaces the supplement to the prospectus, summary prospectus and statement of information relating to First Trust TCW Opportunistic Fixed Income ETF dated March 9, 2020 and the supplement to the prospectus relating to First Trust TCW Unconstrained Plus Bond ETF dated January 21, 2020.

1.       Notwithstanding anything to the contrary in the prospectus, summary prospectus or statement of additional information relating to First Trust TCW Opportunistic Fixed Income ETF, on or about May 11, 2020 (the “Effective Date”), the Fund’s principal investment strategies will be revised to allow the Fund to invest a greater percentage of its assets in securities issued by non-agency, non-government sponsored entities and privately-issued mortgage-related and other asset-backed securities, including residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”) and collateralized loan obligations (“CLOs,” and together with such RMBS, CMBS and ABS, “Private MBS/ABS”). On the Effective Date, the Fund may invest up to 50% of its total assets in the aggregate in Private MBS/ABS, provided that the Fund: (1) may not invest more than 25% of its total assets in non-agency RMBS; (2) may not invest more than 25% of its total assets in non-agency CMBS and CLOs; and (3) may not invest more than 25% of its total assets in non-agency ABS.

In addition, on the Effective Date, the Fund’s principal investment strategies will be revised to allow for the increased usage of derivatives instruments that are traded “over-the-counter” and not through an exchange (“OTC Derivatives”). The Fund may invest up to 25% of its assets in OTC Derivatives that are used to reduce currency, interest rate or credit risk arising from the Fund’s investments (that is, “hedge”). The Fund’s investments in OTC Derivatives not used to hedge the Fund’s portfolio against currency, interest rate or credit risk will be limited to 20% of the assets in the Fund’s portfolio. For purposes of these percentage limitations, the weight of these positions will be calculated as the aggregate gross notional value of the OTC Derivatives.

2.       Notwithstanding anything to the contrary in the prospectus, summary prospectus or statement of additional information relating to First Trust TCW Opportunistic Fixed Income ETF, the final sentence of the section entitled “Summary Information – First Trust TCW Opportunistic Fixed Income ETF – Principal Investment Strategies” and the disclosure set forth in the section entitled “Summary Information – First Trust TCW Opportunistic Fixed Income ETF – Principal Risks – Non-Diversification Risk” are deleted in their entirety.

3.       Notwithstanding anything to the contrary in the prospectus, summary prospectus or statement of additional information relating to First Trust TCW Unconstrained Plus Bond ETF, the final two sentences of the fourth paragraph of the section entitled “Summary Information – First Trust TCW Unconstrained Plus Bond ETF – Principal Investment Strategies” are deleted in their entirety and replaced with the following:

The Fund’s investments in Private MBS/ABS are subject to the following restrictions: (1) The Fund may not invest more than 50% of its total assets in non-agency residential mortgage-backed securities, non-agency commercial mortgage-backed securities, CLOs, and non-agency asset-backed securities; (2) the Fund may not invest more than 25% of its total assets in non-agency residential mortgage-backed securities; (3) the Fund may not invest more than 25% of its total assets in non-agency commercial mortgage-backed securities and CLOs; and (4) the Fund may not invest more than 25% of its total assets in non-agency asset-backed securities. To the extent the Fund’s investments in Private MBS/ABS exceed 20% of its total assets, the following restrictions apply to Private MBS/ABS in excess of 20%: (1) non-agency residential mortgage-backed securities shall have a weighted average loan age of 84 months or more; (2) non-agency commercial mortgage-backed securities and CLOs shall have a weighted average loan age of 60 months or more; and (3) non-agency asset-backed securities shall have a weighted average loan age of 12 months or more.

4.       Notwithstanding anything to the contrary in the prospectus, summary prospectus or statement of additional information relating to the Funds, the first sentence of the third paragraph of the section entitled “Fund Investments – Mortgage-Related Investments” is deleted in its entirety and replaced with the following:

Each Fund may also invest up to 50% of its total assets in fixed income investments in non-agency, non-government sponsored entity securities and privately-issued, mortgage-related and other asset-backed securities.

5.       Notwithstanding anything to the contrary in the prospectus, summary prospectus or statement of additional information relating to the Funds, the disclosure set forth in the section entitled “Additional Risks of Investing in the Funds – Non-Diversification Risk” is deleted in its entirety and replaced with the following:

NON-DIVERSIFICATION RISK. First Trust TCW Unconstrained Plus Bond ETF is operated in a non-diversified manner. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund. To the extent the Fund invests in a relatively small number of issuers due to the high percentage of the Fund’s assets invested in that security, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund’s shares may be more volatile than the values of shares of more diversified funds.

6.       Notwithstanding anything to the contrary in the prospectus, summary prospectus or statement of additional information relating to the Funds, the table beneath the first paragraph of the section of the statement of additional information entitled “General Description of the Trust and the Funds” is deleted in its entirety and replaced with the following:

Fund Name	Classification
First Trust TCW Opportunistic Fixed Income ETF	Diversified
First Trust TCW Unconstrained Plus Bond ETF	Non-Diversified

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE